UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

PHASE FORWARD INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50839	04-3386549
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2007, Eve E. Slater, M.D., F.A.C.C., advised Phase Forward Incorporated (the “Company”) that, effective August 1, 2007, she intended to resign as a member of the Board of Directors of the Company, as well as the Governance, Nominating and Compliance Committee.  Dr. Slater recently accepted a management position at a large pharmaceutical company which required that she relinquish all of her directorships.  Dr. Slater’s resignation is not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

P

Phase Forward Incorporated

March 30, 2007	By:	/s/ D. Ari Buchler
D. Ari Buchler
Senior Vice President, General Counsel and Secretary
(Authorized Officer)